Supplement dated 12-23-11 to the current Statement of Additional Information (“SAI”) for
John Hancock Bond Fund,
a series of John Hancock Sovereign Bond Fund
The following revision to the SAI becomes effective as of December 23, 2011.
In the “INVESTMENT POLICIES AND RISKS” section, the following is added:
Interfund Lending. Pursuant to an exemptive order issued by the SEC, the Fund may lend money to other funds advised by the Adviser or any other investment adviser under common control with the Adviser, subject to the fundamental restriction on lending applicable to the Fund. While such other funds may borrow money from the Fund and other funds under this program, the Fund is subject to a fundamental investment restriction that prohibits the Fund from borrowing under the program. The Fund will lend through the program only when the returns are higher than those available from an investment in overnight repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice.
You should read this Supplement in conjunction with the SAI and retain it for future reference.

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